UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2013

MBIA INC.

(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 King Street, Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

914-273-4545

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS.

On August 20, 2013, MBIA Inc. (“MBIA” or the “Company”) announced its intention to file a Form S-3 Registration Statement with the Securities and Exchange Commission in order to replace the Company’s Form S-3 Registration Statement expiring on August 23, 2013.

The Company is herein providing updated audited consolidated financial statements for its subsidiary, MBIA Insurance Corporation (“MBIA Corp.”), as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010 (the “Updated Financial Statements”) for purposes of incorporation by reference into the new Form S-3 Registration Statement. Based upon facts and circumstances that existed as of February 27, 2013, the Company had previously disclosed in MBIA Corp.’s audited consolidated financial statements as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010 that there was a substantial doubt about the ability of MBIA Corp. to continue as a going concern. Based upon events that took place subsequent to February 27, 2013 and which are described in “Note 19: Subsequent Events” to the Updated Financial Statements and were previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, management has concluded that the substantial doubt about MBIA Corp.’s ability to continue as a going concern has been removed. The Updated Financial Statements include an accompanying report of MBIA Corp.’s independent auditor, PricewaterhouseCoopers LLP, which has also been updated to reflect these subsequent events. No other changes or modifications have been made to the MBIA Corp. audited consolidated financial statements previously filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

23.1	Consent of PricewaterhouseCoopers LLP

99.1	MBIA Insurance Corporation and Subsidiaries GAAP Financial Statements.

FORWARD-LOOKING STATEMENTS

The information contained in this Current Report on Form 8-K should be read in conjunction with our other filings made with the Securities and Exchange Commission. This release includes statements that are not historical or current facts and are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “project,” “plan,” “expect,” “intend,” “will likely result,” “looking forward” or “will continue,” and similar expressions identify forward-looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected, including, among other risks and uncertainties, the possibility that the Company will experience severe losses or liquidity needs due to increased deterioration in its insurance portfolios and in particular, due to the performance of insured credit default swaps that are backed by or reference CMBS pools and CRE CDOs, insured RMBS transactions, and insured ABS CDOs, uncertainty regarding whether the Company will realize, or will be delayed in realizing, insurance loss recoveries expected in disputes with sellers/servicers of RMBS transactions at the levels recorded in its financial statements, the failure to implement our risk reduction and liquidity strategies because of an inability to draw on expected liquidity sources or obtain regulatory approvals, the possibility that loss reserve estimates are not adequate to cover potential claims, the Company’s ability to access capital and the Company’s exposure to significant fluctuations in liquidity and asset values within the global credit markets, in particular in the ALM business, the Company’s ability to fully implement its strategic plan, including its ability to achieve high stable ratings for National Public Finance Guarantee Corporation or any other insurance subsidiaries, and the Company’s ability to commute certain of its insured exposures, including as a result of limited available liquidity, and changes in general economic and competitive conditions. These and other factors that could affect financial performance or could cause actual results to differ materially from estimates contained in or underlying the Company’s forward-looking statements are discussed under the “Risk Factors” section in MBIA Inc.’s most recent Quarterly Report on Form 10-Q, which may be updated or amended in the Company’s subsequent filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only to their respective dates. The Company undertakes no obligation to publicly correct or update any forward-looking statement if it later becomes aware that such result is not likely to be achieved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

By:	/s/ Ram D. Wertheim
Ram D. Wertheim
Chief Legal Officer

Date: August 20, 2013

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Dated August 20, 2013

23.1	Consent of PricewaterhouseCoopers LLP

99.1	MBIA Insurance Corporation and Subsidiaries GAAP Financial Statements.